Exhibit 99.1

Orthofix Postpones Second Quarter Earnings Release and

Investor Conference Call

Lewisville, TX, July 29, 2013 – Orthofix International N.V. (NASDAQ:OFIX) (the Company) today announced that it is postponing the release of its financial results for the second quarter 2013 and its previously announced conference call to discuss such results, including management’s Business Analysis and Key Strategic Initiatives Update, originally scheduled for July 31, 2013.

The Company stated that the Audit Committee of its Board of Directors, on the recommendation of management, and after discussion with the Company’s independent auditors, concluded that additional time is needed to review matters relating to revenue recognition for prior periods. The Audit Committee has commenced an independent review into these matters, with the assistance of outside professionals. The Audit Committee cannot predict the length of time or outcome of its review.

The Company noted that, as a result of these matters, it expects to file a Form 12b-25 (Notification of Late Filing) with the Securities and Exchange Commission (SEC) for the quarter ended June 30, 2013. The Company does not expect to file its quarterly report on Form 10-Q for such period by the August 9, 2013 deadline.

At this time, the Company is not providing annual or quarterly guidance for 2013.

About Orthofix:

Orthofix International N.V. is a diversified, global medical device company focused on developing and delivering innovative orthopedic solutions that drive value for patients, surgeons, and providers. Orthofix’s products are widely distributed around the world to surgeons and patients via Orthofix’s sales representatives and its subsidiaries, and via collaborations with other leading orthopedic product companies. In addition, Orthofix is collaborating on R&D activities with leading research and clinical organizations such as the Musculoskeletal Transplant Foundation and Texas Scottish Rite Hospital for Children. For more information about Orthofix, please visit www.orthofix.com.

Forward-Looking Statements:

This communication contains certain forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which may include, but are not limited to, statements concerning the projections, financial condition, results of operations and businesses of Orthofix and its subsidiaries and are based on management’s current expectations and estimates and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.

The forward-looking statements in this release do not constitute guarantees or promises of future performance. Factors that could cause or contribute to such differences may include, but are not limited to, risks relating to the uncertain results and timing of our audit committee’s review of matters relating to revenue recognition for prior periods and our expected inability to timely file our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2013 (including our expected filing of a Form 12b-25 (Notification of Late Filing) with the SEC with respect to such fiscal quarter), as well how these matters may impact our expenses, liquidity, legal liability, borrowing ability, product sales, relationships with customers, suppliers, strategic partners and third party reimbursement providers, ongoing compliance obligations under our corporate integrity agreement with the Office of Inspector General of the Department of Health and Human Services, deferred prosecution agreement with the U.S. Department of Justice and consent decree with the SEC, ability to remain in compliance with covenants and other obligations under our senior secured credit agreement, the cost and nature of our insurance coverage, continued listing of our securities on the Nasdaq Stock Market, and other factors described in our annual report on Form 10-K for the fiscal year ended December 31, 2012 and other subsequent periodic reports filed by the Company with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release.

Contact:

Orthofix International N.V.

Mark Quick, 214-937-2924

Director of Investor Relations and Business Development

markquick@orthofix.com